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                                                                                                  EXHIBIT 23.6

                               YOAV MARK LEWIS B.Com CAFTIA                                       ABN 32 973 432 924
                               ----------------------------                                       MEMBER
                                   Chartered Accountant                                           [LOGO]



    Re: Consent letter ECI TELECOM (AUS) PTY LTD. (the "Company"). A consolidated subsidiary of ECI Telecom Ltd.


    We hereby consent to the incorporation by reference in the registration statements on Form S-8 (No.s 333-105830, 333-103669, 333-12868, 333-9860,
    333-10078, 33-75904, 33-74150, 33-49984, 33-31411 and 33-26117) of ECI
    Telecom Ltd. of our report dated 21 January, 2004, relating to the balance sheets of the Company as at December 31, 2003 and 2002 and related statements of income, retained earning and cash flows for the three years then ending, which report and the consolidated financial statements of the ECI Telecom Ltd. as at December 31, 2003, appear in the report in Form 6-K of ECI Telecom Ltd., a copy of which was furnished to the Securities and Exchange Commission on March 24, 2004.


    Yours faithfully,


    /s/ Yoav Mark Lewis
    --------------------
    Yoav Mark Lewis
    Chartered accountant

    Dated June 27, 2004

                                                                                                     -------------

                                                                                                  Suite 501, Level 5

     TAXATION O FINANCE O BOOKKEEPING O SUPERANNUATION O COMPANY SECRETARIAL                       35 Spring Street
         O BUSINESS ADVICE O FINANCIAL ANALYSIS O BUDGETING & CASHFLOW
                                                                                                Bondi Junction NSW 2022

                                                                                                       POBox 800

                                                                                                Bondi Junction NSW 1355

                                                                                                   Fax 02- 9389 9091

                                                                                                  PHONE 02- 8383 4400

                                                                                                   info@yoav.com.au

                                                                                                   ----------------

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